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                                                                    EXHIBIT (23)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 17, 1998, incorporated by reference in this Form 10-K for the year ended December 31, 1997, into the Lufkin Industries, Inc. previously filed Form S-8 Registration Statements File No. 33-36976 and File No. 33-62021.



ARTHUR ANDERSEN LLP


/s/ ARTHUR ANDERSEN LLP



Houston, Texas

March 26, 1998